UNITED STATES

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© 2008 Rackable Systems, Inc. All Rights Reserved. 1 Rackable Systems May 2008

© 2008 Rackable Systems, Inc.  All Rights Reserved.

This presentation contains forward-looking statements reflecting management’s expectations about our markets, business, products, operating plans and financial performance as well as events and circumstances that have not yet occurred. Statements containing words such as "will," "expect,"
"believe," and "intend," and other statements in the future tense, are forward-looking statements. Actual outcomes and results may differ materially from the expectations expressed or implied in these statements due to a number of risks and uncertainties, including: Rackable Systems operates in a very competitive market, and increased competition has in the past caused, and may continue to cause, pricing pressure on Rackable Systems'
products, which would negatively affect Rackable Systems' gross and operating margins, as well as other financial measures; and a significant portion of the company's revenues come from a small number of customers, and so the delay in placing an order, or the failure of a significant customer to place additional orders, could have a significant negative effect on Rackable Systems' financial performance. Accordingly, we caution you not to place undue reliance on these statements. These risks and uncertainties are set forth in our Annual Report on Form 10-K under the caption “Risks Factors,” which was filed with the Securities and Exchange Commission on March 13, 2008 and available at www.sec.gov
<http://www.sec.gov />.  This presentation is as of May 9, 2008, and the continued posting or availability of this presentation does not imply that forward-looking statements continue to be true as of any later date. We expressly disclaim any obligation to update or alter our forward-looking statements, whether, as a result of new information, future events or otherwise.
Rackable Systems, ICE Cube, RapidScale, Eco-Logical, Enabling the Eco-Logical Data Center, stylizations and design marks associated with all the preceding, and trade dress associated with Rackable Systems, are among the trademarks or registered trademarks owned or licensed to Rackable
Systems, Inc. (“Rackable”). Any other trademarks referenced herein and their associated stylizations and designs are the property of the respective owners thereof.
See Appendix A for both GAAP and non-GAAP financial measures contained in this presentation, together with a reconciliation of non-GAAP to GAAP measures.
Important Information
In connection with the solicitation of proxies, Rackable Systems filed with the Securities and Exchange Commission (the "SEC") and mailed to stockholders a definitive proxy statement dated April 28, 2008. Rackable Systems’ stockholders are urged to read the proxy statement and any other relevant documents when they become available as they contain important information. Stockholders may obtain additional free copies of the proxy statement and other relevant documents filed with the SEC by Rackable Systems through the website maintained by the SEC at www.sec.gov
<outbind://11/www.sec.gov> . These documents can also be obtained free of charge from Rackable Systems at Rackable Systems’ website at
www.rackablesystems.com <outbind://11/www.rackablesystems.com>  under the "Investor Info" tab. Stockholders may also contact MacKenzie
Partners, Inc. with questions or requests for additional copies of the proxy materials by calling toll free at (800) 322-2885 or by emailing
rackproxy@mackenziepartners.com. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of Rackable Systems’ stockholders is available in Rackable Systems’ definitive proxy statement filed with SEC on April 28,
2008.
Safe Harbor Statement, Trademark
References and Non-GAAP

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Agenda
Introduction
About Rackable Systems
–
Who we Are
–
What we Have Done so Far
Strategic Plan: Working to Drive Sustainable and Long-Term Growth
Financial Overview
Rackable’s Strong Leadership and Oversight
–
Current Board has relevant expertise, is experienced and is committed to Rackable’s success
Leza’s Nominees Lack Qualifications; Do Not Merit Board Seats
Conclusion

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Introduction
Board and new CEO - Mark Barrenechea - began company
transformation April 2007
New senior management team assembled in last 12
months
New strategy designed and implemented in last 12 months
Active Board meets regularly to review progress and
results to help drive strategic direction and achievement of milestones and goals
Dissident investor with only 3,000 shares has nominated
himself and his associate; neither has any relevant
experience or skill to merit positions on the Board

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Mission: Enabling the eco-logical data center
Mission: Enabling the eco-logical data center
About Rackable Systems
Founded in 1999
Publicly traded on NASDAQ since June 2005
Headquarters: Fremont, CA
Company designs and builds in California
FY 2007 Revenue: $ 353.2M
340+ employees
Leading customers in 2007: Microsoft, Amazon, Yahoo!
Markets: Internet, Financial Services, Federal, Enterprise, Media
Founded in 1999
Publicly traded on NASDAQ since June 2005
Headquarters: Fremont, CA
Company designs and builds in California
FY 2007 Revenue: $ 353.2M
340+ employees
Leading customers in 2007: Microsoft, Amazon, Yahoo!
Markets: Internet, Financial Services, Federal, Enterprise, Media

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Rackable is Primed for Growth
Current phase of Rackable began April 2007
Mark Barrenechea appointed CEO
Senior Management team assembled over the past year to
implement growth plans and effectively deliver identified
business and financial performance
Focus on performance-based compensation
Two new and independent Board members added in 2008
Strengthened sales function through recruitment and
redesigned sales strategy
Product innovation reinvigorated to help meet growth
objectives

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Rackable Executes:
Results to Date
Diligent Operational & Financial Execution
Non-GAAP gross margin improvement every quarter
for the last four quarters
22% increase in cash and investments – No debt
47% inventory reduction
56% reduction in FAS 123R stock-based
compensation expense
80% plus revenue growth in new market expansion
Q1 08 results: from March 31, 2007 to March 29, 2008

© 2008 Rackable Systems, Inc. All Rights Reserved. 8 Strategic Plan: Working to Drive Sustainable and Long-term Growth

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Eco-Logical
–
Industry-leading power
efficiencies
–
Low-wattage technology
–
Practical density
Build-To-Order
–
Leverage open standards
–
Build to customer
requirements & workloads
Day One Advantage
–
Accelerate customer
leverage of new processors,
architectures & components
Value Proposition
Eco-Logical
Build-to-Order
Day One
Advantage
Eco-Logical
Build-to-Order
Day One
Advantage
X86
Compute
X86
Compute
Storage
Storage
Data Center
Infrastructure
Data Center
Infrastructure

© 2008 Rackable Systems, Inc.  All Rights Reserved.

2006 2007 2008 2009 2010 2011
40
30
20
10
0
35
25
15
5
x86 Addressable Market
Power trends favor Rackable Systems’ eco-logical focus
Additional projected 5 year spend: > $9 billion
Linux growth: 7.2% CAGR; Current Size: $6.5 billion
Windows growth: 6.2% GAGR; Current Size: $21 billion
Linux Netware Windows Unix
Projected Worldwide x86 Addressable Market
140
100
60
20
0
120
80
40
Scenarios
Historical trends
Current
efficiency trends
Best
practice
Improved
operation
State of
the art
00 07 11 06 05 01 02 03 04 08 09 10
Future energy
use projections
Historical
energy use
Source: IDC & EPA

© 2008 Rackable Systems, Inc.  All Rights Reserved.

2006 2007 2008 2009 2010 2011
Focus areas for Rackable:
Clustered storage delivers
better cost to value ratios
than traditional FC
NAS
–
Growth: 10.6% CAGR
–
Current size: $3 billion
iSCSI for block access
–
Growth: 59.2% CAGR
–
Current size: $1.5 billion
Internal iSCSI FC NAS DAS
35
25
15
5
0
30
20
10
Storage Addressable Market
Source: IDC
Worldwide Projected Storage Addressable Market

© 2008 Rackable Systems, Inc.  All Rights Reserved.

2006 2007 2008 2009 2010
Internet Spending Growth
Rackable Systems participates in a large and growing market
25% CAGR of internet market in the next 2 years anticipated
Market expected to reach $14.7 billion by 2010
Estimated Server spending by Internet companies
$ Millions
Source:  McKinsey & Co July 2007
6,040
8,376
10,071
12,166
14,695
CAGR
2006-2010
25%

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Power & Cooling Benefits
Data Center Space Cost
Support Delivery
Installation Cost
Total Cost of Ownership
Build-to-Order
A Leading Value Proposition-
Strong Competitive Advantage
Source:  Rackable Systems
Sun HP IBM Dell

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Recognition:
Many Awards for Best in Class
Best Hardware Solution
for ICE Cube™
Past awards:
Best Server, Best Grid
Computing Solution,
Most Innovative
Hardware,
Best Cluster Solution
LinuxWorld Product
Excellence Awards
Intel Server &
Storage
Innovation Awards
ICE Cube
recognized as one
of 6 products for
innovation based on
Intel architecture
Rackable Systems
C2002 server
sets record performance
(twice) for
Oracle Fusion
middleware on
SPECjAppServer2004
Record Performance
for an X86 System
HPCwire Readers’
Choice Awards
Rackable Systems
wins award for Best
Price/Performance
HPC Hardware
Solutions
ICE Cube data center
judged one of three
best “Large Servers,
Multi-Processor
Computing Systems”
products released
in 2007
TechTarget’s
SearchDataCenter.com
2007 Products of
the Year Awards
Note: 2007 awards

© 2008 Rackable Systems, Inc.  All Rights Reserved.

World-Class Customers
Enterprise
Financial Services
Retail
Social Networking
Federal
Internet
Education/Research
Travel
Media/Entertainment
Energy
EDA
Telco
ITA
Several Financial Institutions

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Cost and Density
Optimized
Consolidation and
Virtualization
Price/performance
per watt
Capacity
Maximum
Performance
Efficient
Performance
x86 Compute
Superior Products & Solutions
Eco-Logical Build to Order Day One Advantage
Leadership
In Product
Segments
Core
Propositions
Win by
Addressing
Workload Needs
Applications HPC Virtualization SaaS Web2.0

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Storage
Superior Products & Solutions
Eco-Logical Build to Order Day One Advantage
Best $/TB
High density
As low as 10W per TB
Leadership
In Product
Segments
Core
Propositions
Integrated storage for
scale-out applications
NAS export capabilities
Win by
Addressing
Workload Needs
Linear capacity and
performance scaling
Global namespace
Advanced data protection
Content
Depots
Backup/
Archive
Applications HPC
Video
Streaming
Storage
Servers
High
Capacity
Storage
Clustered
Storage

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Data Center Infrastructure
Superior Products & Solutions
Eco-Logical Build to Order Day One Advantage
Flexibility to meet diverse
data center needs
Maximize reliability
Leadership
Leveraging
Diverse
Approaches
Core
Propositions
Maximize efficiency
Simplify infrastructure
Maximize availability
Win by
Addressing
Deployment
Needs
Reduce power 50%
Reduce cooling 80%
Address mobile needs
Greenfield
Data Center
Solutions
Cabinet
Solutions
Container
Solutions
Additive
Capacity
Mobile

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Company Growth Plan
New Product
Offerings:
Internet Market
Expansion:
New Market
Penetration:
Data Center
Initiatives:
We pioneered Search & MeshUp:
Target other large sectors: SaaS,
Advertising, Media, eRetail, Classifieds…
Target new verticals: Federal,
Enterprise, Financial Services, x86 HPC,
International channels
Server & Rack Level – virtualization, SSD,
rack and server efficiencies, management
Storage – Clustered (iSCSI & NAS), D2D
IceCube Advantage – Savings of 50%
Facilities, 80% Cooling, 50% Power
Simplify Infrastructure
#1
#2
#3
#4

© 2008 Rackable Systems, Inc. All Rights Reserved. 20 Financial Overview

© 2008 Rackable Systems, Inc.  All Rights Reserved.

$0.25
$0.10
$0.15
$0.20
Q108 and FY07 Highlights
Solid consecutive increase in non-GAAP gross margin – 78% year-over-year
Steady improvements in non-GAAP EPS  - $0.19 year-over-year
Non-GAAP EPS
Non-GAAP Gross Margin
25%
0%
20%
15%
10%
5%
Q107 Q207 Q307 Q407
$0.05
$0
$(0.05)
$(0.10)
$(0.13)
$0.02
$0.09
$0.18
13.5%
17.5%
19.2%
21.7%
$(0.15)
Q108
24.0%
Q107 Q207 Q307 Q407 Q108
$0.06
$0.19
improvement
Improvements in non-GAAP Gross Margins and EPS
See Appendix A for both GAAP and non-GAAP financial measures contained in this presentation, together with a reconciliation of non-GAAP to GAAP measures.

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Q108 Highlights
Team is Delivering on our Strategy
Revenue $68.0M
Non-GAAP Gross Margin
Non-GAAP Net Income $1.7M
24.0%
Non-GAAP Diluted EPS $0.06
Q1 non-GAAP gross margin increased 78% or 1050 basis points year-over-year
Healthy gross margin was driven by strong performance in our base markets
See Appendix A for both GAAP and non-GAAP financial measures contained in this presentation, together with a reconciliation of non-GAAP to GAAP measures.

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Q108 and FY07 Operating Metrics
360 364 367 378
$1.3m $1.1m $1.1m $0.97m
$170.1m $180.6m $178.8m $198.1m
58
41
$0.18
4.8%
5.9%
21.7%
$111.7m
68
71
$0.09
3.0%
2.3%
19.2%
$87.2m
76
43
$0.02
0.7%
–1.2%
17.5%
$82.2m
126
88
$(0.13)
–5.0%
–11.0%
13.5%
$72.0m
FY07-Q1 Metric FY07-Q2 FY07-Q3 FY07-Q4
Revenue
Non-GAAP Gross margin
Non-GAAP Op. margin
Non-GAAP Net margin
Non-GAAP EPS
DSO (days)
CCC (days)
Cash, investments
# of employees
Revenue per
employee – Regular
See Appendix A for both GAAP and non-GAAP financial measures contained in this presentation, together with a reconciliation of non-GAAP to GAAP measures.
348
$0.8m
$206.9m
94
47
$0.06
2.5%
1.2%
24.0%
$68.0m
FY08-Q1

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Financial Flexibility
Strong Balance Sheet - No Debt
As of March 29, 2008
Debt None
DSO 47 days
Balance sheet affords company flexibility to invest in high-growth opportunities and potential acquisitions
Cash, short term and long term investments increased $36.8 million or
22% year-over-year
Q107 Q207 Q307 Q407
$170.1
$180.6
$178.8
$198.1
Q108
$206.9
Cash & Investments
$0
$160
$170
$180
$190
$200
$210
Cash, ST & LT
Investments
$206.9M

© 2008 Rackable Systems, Inc.  All Rights Reserved.

FY08 Financial Projections
As of April 24, 2008
Revenue (in millions) $353 – 374M
Non-GAAP Gross Margin
18.0-21.0%
Non-GAAP EPS
Positive
GAAP Gross Margin 17.6 - 20.6%
See Appendix A for both GAAP and non-GAAP financial measures contained in this presentation, together with a reconciliation of non-GAAP to GAAP measures.

© 2008 Rackable Systems, Inc. All Rights Reserved. 26 Rackable’s Strong Leadership and Oversight: The right team and the right policies are in place tailored for our company and needs

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Strong Corporate Governance
Board has the extensive and relevant industry expertise, contacts and specialized experience required to help achieve growth of our business
All directors (other than CEO) are independent under NASDAQ
criteria
Audit, Compensation, and Nominating and Corporate Governance
committees comprised solely of independent directors
Each Audit committee member is an "audit committee financial expert" under applicable SEC rules
No Board member serves as a director for more than three other public companies
Implemented minimum stock ownership guidelines for directors and executive officers
Increased our corporate governance rating under the ISS Corporate
Governance Quotient system to better than 88.8% of Russell 3000 companies and 88.6% of Technology, Hardware & Equipment
companies.

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Esteemed Board Members –
Qualified, Experienced, Dedicated
Mark Barrenechea – President and CEO
Director since November 2006
20-year technology industry veteran
Served as Executive Vice President and CTO for
Computer Associates
Served as Senior Vice President of Applications
Development at Oracle, managing a multi-thousand
person global team
Ronald D. Verdoorn – Chairman
Director since March 2005
Served as Executive Vice President of Global
Operations for Affymetrix
Served as Executive Vice President and Chief
Operating Officer of Storage Products at Seagate
Former Director of Marvell Technology Group
Charles M. Boesenberg
Director since August 2006
Served as CEO and Chairman of the Board of NetIQ
Corporation,
Served as President and CEO of Integrated Systems
Served as CEO and Chairman of Central Point
Software
Served as President of MIPS Computer Systems,
Served as Senior Vice President at Apple Computer
Director of Callidus Software, Interwoven, and
Keynote Systems
Gary A. Griffiths
Director since November 2004
Served as President of WebEx Products and
Operations
Served formerly as Chairman, President and Chief
Executive Officer at Everdream
General Michael W. Hagee
Director since February 2008
Served as Member of the Joint Chiefs of Staff as
the 33rd Commandant of the United States Marine
Corps; 43 years total in the military
Decorations include Bronze Star with Valor, National
Intelligence Distinguished Service Medal, and
Defense Distinguished Service Medal.
Douglas R. King
Director since February 2008
Certified Public Accountant with more than 30 years
of experience in the accounting industry.
Managing Partner of the San Francisco office of
Ernst & Young LLP
Director of SJW Corp, Fuel Systems Solutions and
Adaptive Spectrum and Signal Alignment, Inc.
Hagi Schwartz
Director since August 2004
Former Chief Financial Officer of Checkpoint,
HyperRoll, ATRICA, Noosh
Partner in Magnolia Capital Partners LTD

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Rackable’s Directors –
Qualified, Experienced, Dedicated
Mr. Verdoorn has extensive experience in Rackable Systems’ markets and tremendous technology experience.
–
Served as Executive Vice President and Chief Operating Officer for Seagate for
over 13 years.
–
Former Director of Marvell Technology Group (MRVL)
–
Enables our Chairman to provide the required insight to help form our strategy, make key decisions, and help attract the best talent for RACK
Mr. Boesenberg is a technology industry veteran whose extensive experience includes serving as a Chief Executive Officer for three major publicly-traded companies in the IT industry.
–
Chairman of Compensation Committee and is serving or has served as compensation committee chairman or compensation committee member of multiple other public companies.
–
Director of Callidus Software (CALD), Interwoven (IWOV) and Keynote Systems
(KEYN)
–
Deep experience and fresh perspective have contributed significantly to our ability to recruit and retain top talent and strengthen our compensation practices.
Leza is trying to replace experience with inexperience
THE CHOICE IS CLEAR

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Proposed Candidates
Do Not Merit Board Seats
Lack relevant qualifications or experience in Rackable
Systems' industry or with its current or potential
customers
Lacking business plan or vision to benefit the Company
and shareholders
Seeking disproportionate representation on Rackable’s
Board relative to its ownership position [0.01%]
Dissidents have nothing to add…..our two Directors have
extensive experience, expertise and dedication
THE CHOICE IS CLEAR

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Say-on-Pay –
Not the Right Approach for Rackable
As a small to medium sized technology company,
adoption of the proposed advisory vote could put
Rackable Systems at a competitive disadvantage and
negatively impact stockholder value.
RACK already has established procedures by which our
stockholders can communicate directly with our Board.
RACK has transparent disclosure of our process and
procedures for determining executive compensation.
RACK already required to meet with 5% holders for
compensation input

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Compensation Practices
Structure of compensation program
and policies is transparent
Compensation Committee comprised entirely of independent
directors
Experts hired to assist over the past 3 years
Target is to provide compensation at roughly the 50th percentile of peers
All of RACK corporate bonus plan is tied to performance targets
72% of currently employed NEO aggregate compensation in 2007 came from long-term equity incentive plans, tying their interests to that of shareholders*
Exchange program was implemented in 2007 to preserve talent at a critical time of transition when faced with significant retention issues.
* Based on 2007 summary compensation table
from Rackable Systems’ Proxy statement

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Summary
Current Board and new executive team are actively managing the business and delivering results
–
Results and messages are resonating – 08 YTD RACK up ~20%,
NASDAQ down 6%
Rackable has 6 of 7 independent Directors, all of whom are
experienced and committed to delivering shareholder value
Leza and nominee only own a total of 4,000 shares and lack
experience.  Neither has any relevant experience to merit a position on the Board
–
NO relevant senior experience, NO business plan
–
Seeking to displace two extremely valuable Board members, including
Chairman
–
Say-on-Pay proposal is not in the best interest of stockholders
Protect the value of your investment
Re-elect ALL of your  Board members
Vote the WHITE proxy card today

© 2008 Rackable Systems, Inc. All Rights Reserved. 34 APPENDIX

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Reconciliation of GAAP to Non-GAAP
Financial Measures
Three Months Ended
(In thousands, except share and per share amounts) March 31, June 30, September 29, December 29, March 29,
(Unaudited) 2007 2007 2007 2007 2008
GAAP GROSS PROFIT
9,024 $              (6,934) $            18,851 $            28,030 $            15,990 $
Add back (deduct):
Stock-based compensation
669                    734                    455                    285                    302
Excess and obsolete inventory charges associated with next-generation technology
shifts and related (recoveries) of these written-down inventories -                     20,589               (2,562)               (4,129)               -
Non-GAAP GROSS PROFIT
9,693 $              14,389 $            16,744 $            24,186 $            16,292 $
GAAP GROSS MARGIN
12.5% -8.4% 21.6% 25.1% 23.5%
Add back (deduct):
1.0% 25.9% -2.4% -3.4% 0.5%
Non-GAAP GROSS MARGIN
13.5% 17.5% 19.2% 21.7% 24.0%
GAAP INCOME (LOSS) FROM OPERATIONS
(17,874) $           (31,042) $           (2,689) $            (19,973) $           (4,736) $
Add back (deduct):
Stock-based compensation
7,888                6,318                4,926                4,103                3,457
Excess and obsolete inventory charges associated with next-generation technology shifts and related (recoveries) of these written-down inventories
-                     20,589               (2,562)               (4,129)               -
Goodwill impairment -                     -                     -                     23,872               -
Severance costs associated with executive management departures
-                     781                    -                     -                     -
Amortization of intangible assets - Terrascale acquisition
376                    699                    699                    1,133                843
Amortization of patents and customer list
359                    359                    359                    321                    -
Quarterly payout related to Terrascale acquisition
1,295                1,295                1,295                1,266                1,266
Non-GAAP INCOME (LOSS) FROM OPERATIONS
(7,956) $            (1,001) $            2,028 $              6,593 $              830 $
GAAP OPERATING MARGIN
-24.8% -37.7% -3.1% -17.9% -7.0%
Add back:
13.8% 36.5% 5.4% 23.8% 8.2%
Non-GAAP OPERATING MARGIN
-11.0% -1.2% 2.3% 5.9% 1.2%

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Reconciliation of GAAP to Non-GAAP
Financial Measures
Three Months Ended
(In thousands, except share and per share amounts)
March 31, June 30, September 29, December 29, March 29,
(Unaudited)
2007 2007 2007 2007 2008
GAAP NET INCOME (LOSS)
(10,157) $           (40,448) $           5 $                     (18,957) $           (2,892) $
Add back (deduct):
Stock-based compensation
7,888                6,318                4,926                4,103                3,457
Excess and obsolete inventory charges associated with next-generation technology shifts and related (recoveries) of these written-down inventories
-                     20,589               (2,562)               (4,129)               -
Goodwill impairment -                     -                     -                     23,872               -
Severance costs associated with executive management departures
-                     781                    -                     -                     -
Amortization of intangible assets - Terrascale acquisition
376                    699                    699                    1,133                843
Amortization of patents and customer list
359                    359                    359                    321                    -
Quarterly payout related to Terrascale acquisition
1,295                1,295                1,295                1,266                1,266
Adjustment to tax provision/benefit (1)
(3,398) 11,020 (2,128) (2,302) (983)
Non-GAAP NET INCOME (LOSS)
(3,637) $            613 $                2,594 $              5,307 $              1,691 $
GAAP NET MARGIN
-14.1% -49.2% 0.0% -17.0% -4.3%
Add back:
9.1% 49.9% 3.0% 21.8% 6.8%
Non-GAAP NET MARGIN
-5.0% 0.7% 3.0% 4.8% 2.5%
GAAP NET INCOME (LOSS) PER SHARE - DILUTED
($0.36) ($1.42) $0.00 ($0.65) ($0.10)
Add back:
Stock-based compensation, excess and obsolete inventory charges associated with next-generation technology shifts and related (recoveries) of these written-down inventories, goodwill impairment, severance costs associated with executive management departures, amortization of intangible assets - Terrascale acquisition, amortization of patents and customer list, quarterly payout related to Terrascale acquisition and adjustment to tax provision/benefit
$0.23 $1.44 $0.09 $0.83 $0.16
Non-GAAP NET INCOME (LOSS) PER SHARE - DILUTED
($0.13) $0.02 $0.09 $0.18 $0.06
SHARES USED IN COMPUTING NET INCOME (LOSS) PER SHARE
DILUTED - GAAP
28,220,970 28,564,459 29,317,375 29,233,217 29,352,438
DILUTED - Non-GAAP 28,220,970 29,127,784 29,317,375 29,468,908 29,452,640
(1) The provision of income taxes used in arriving at the non-GAAP net income was computed using an income tax rate of 40.9% for all fiscal quarters disclosed above and includes a $13.2 million valuation charge for the year ended December 29, 2007.
The valuation allowance was recorded to adjust the realizability of deferred tax assets at the beginning of the year due to a projected pre-tax loss that will result in a cumulative pre-tax loss position for fiscal years 2007, 2006, and 2005.

© 2008 Rackable Systems, Inc.  All Rights Reserved.

Reconciliation of GAAP to Non-GAAP
Financial Measures
As of April 24, 2008
Revenue and Gross Margin Projections
FY 2008
Low High
Estimated revenues 353.2 $                374.4 $
Non-GAAP gross margin 18.0% 21.0%
Non-GAAP estimated gross profit 63.6 $                 78.6 $
Less:
Estimated stock based compensation expense under cost of revenue (1.6) $                   (1.6) $
GAAP estimated gross profit 62.0 $                 77.0 $
GAAP estimated gross margin 17.6% 20.6%
Percentage difference - Non-GAAP and GAAP gross margin 0.4% 0.4%
EPS Projection
FY 2008
Estimated GAAP loss per share (0.38) $
Estimated stock based compensation expense 0.43 $
Amortization of intangible assets - Terrascale acquisition 0.11 $
Quarterly payout related to Terrascale acquisition 0.08 $
Estimated tax impact of non-GAAP adjustments and to reconcile GAAP to non-GAAP tax rate
(0.07) $
Estimated non-GAAP earnings per diluted share (1) 0.17 $
Estimated number of diluted shares (in millions) 30.2
Footnote:
(1)  For reconciliation purpose only, the Company has estimated 2008 non-GAAP EPS of $0.17 or flat year over year.